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                                                                 EXHIBIT 23.2


                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS'


As independent public accountants, we hereby consent to the incorporation by reference of our report dated November 1, 1996, included in this Form 8-K/A, into Tetra Tech, Inc.'s previously filed Registration Statement File Nos. 33-46240, 33-47533, 33-80606, 33-94706 and 333-26199.


ARTHUR ANDERSEN LLP


San Francisco, California
 September 18, 1997